                                                                    EXHIBIT 99.2



                           CONSENT OF JAMES R. ADAMS



     I hereby consent to being named as becoming a director of Inet Technologies, Inc. in its Registration Statement on Form S-1 to be filed with the Securities and Exchange Commission.



                                                   /s/ JAMES R. ADAMS


                                            ------------------------------------

                                                       James R. Adams



Dated: May 6, 1999